Exhibit 10.15

ADDENDUM No. 06 TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER, ENTERED ON 06/02/1998, BY AND BETWEEN CHESF AND TRIKEM S/A.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM No. 06 TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER, entered by and between the parties, which will be governed by the following clauses and conditions:

I - SUBJECT MATTER

1st Clause - The subject matter of this instrument is to set forth the amount of electric energy contracted between CHESF and the CONSUMER, as established by Resolutions Nos. 8 and 13 of the Board for Management of the Electric Energy Crisis - GCE.

§ 1st - The amount of electric power contracted between the PARTIES will be equal to the target established pursuant to the above mentioned Resolutions, AS SET FORTH IN Enclosure I.

§ 2nd - The consumption target might be revised if the CONSUMER acquires or sells the Certificates referred to in item IV of this instrument.

§ 3rd - CHESF will communicate monthly, by fax or another safe electronic means, the respective consumption target established under the terms of paragraph 2nd in this clause.

II - BILLING AND PRICE

2nd Clause - The amount of electric power established in this addendum will be billed by CHESF, monthly, applying the supply tariffs in force.

§ 1st - To the monthly consumption verified during peak hours will be applied the respective supply tariff.

§ 2nd - The difference between the amount of energy contracted set forth in the 1st clause, and the monthly consumption verified during peak hours, will be charged at the supply tariff defined for the out of peak hours’ segment.

§ 3rd - If the monthly consumption exceeds the established targets, adjusted according to the requisites included in Resolution No. 13 of the Board for Management of the Electric Energy Crisis - GCE, the monthly consumption’s portion in excess will be billed by CHESF at the MAE price.

III - TARGET’ S SURPLUS REDUCTION

3rd Clause - The CONSUMER might sell its target’s surplus reduction, observing the provisions in the 1st Clause, by bilateral operations or at auctions promoted by the MAE, which will be made available according to the provisions contained in Resolution GCE No. 13.

Sole paragraph - Target’s surplus reduction means the amount of energy, in KWh, equivalent to the consumption expectation or to the consumption verified at a lower level than the target for the respective month.

IV- CERTIFICATES

4th Clause - For the sale of the target’s surplus reduction, the CONSUMER will receive a certificate of right of utilization of target’s reduction, to be issued by CHESF.

§ 1th - Certificate of right of utilization of target’s reduction means the document prepared by CHESF, under the terms of Resolution GCE No. 13, certifying the amount of electric energy, in KWh, equivalent to the consumption expectation or to the consumption verified at a lower level than the target for the respective month.

§ 2th - The CONSUMER might sell its surplus energy or purchase surplus energy from third parties, upon presentation of the respective Certificates, certifying the availability of the energy traded.

V - EFFECTIVENESS

5th Clause - The conditions set forth in this ADDENDUM will be in force during the period from 06/01/2001 through 11/30/2001.

Sole paragraph - Upon the end of the Emergency Program for Reduction in the Consumption of Electric Energy, and consequently, the expiration of this instrument, the CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER will be restored to its original conditions, plus those set forth in the addenda preceding this one.

VI - GENERAL PROVISIONS

6th Clause - The other clauses contained in the CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER, appended hereby, which are not conflicting with this ADDENDUM, are confirmed hereby and remain in force.

And being thus adjusted and agreed, the PARTIES sign this ADDENDUM on 03 (three copies) of equal content and configuration, in the presence of the witnesses indicated.

Recife - PE, June 28, 2001.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO - CHESF

(Signed by)	(Signed by)
Mozart de Siqueira Campos Araujo,	Paulo de Tarso da Costa,
Director President	Operations Director

TRIKEM S/A.

(illegible signature)	(illegible signature)
Name: Osvaldo Urdaniz Deiro	Name: Ricardo de Maya Gomes Simões
Position: Director	Position: Responsible for Electric Energy

WITNESSES:

(Signed by:) Name: Isabel Cristina Tessarotto CPF: 125 438 498-74	(no signature) João Henrique de Araújo Franklin Neto CPF: 192 420 694-34

TABLE OF CONTRACTED ENERGY - ENCLOSURE I

Enclosure to Addendum No. 06 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between CHESF and TRIKEM on June 28, 2001.

PERIOD OF SUPPLY		MONTHLY
Item	Month/Year	(Values in kWh)
01	June	88,977,960
02	July	91,943,892
03	August	91,943,892
04	September	88,977,960
05	October	91,943,892
06	November	88,977,960